June 17, 2015

The Dreyfus Family of Funds

Supplement to Current Statement of Additional Information

The following information supplements and will replace any contrary information in the section entitled "Additional Information About Shareholder Services—Exchanges":

Effective on or about September 1, 2015 (the "Effective Date"), each equity and bond fund offering Class A shares and/or Class C shares (each, a "Fund" and collectively, the "Funds") will modify the Fund's exchange privilege with respect to those Class A shares and Class C shares of the Fund that are subject to a contingent deferred sales charge ("CDSC") ("CDSC Shares") by changing the money market fund exchange option to Dreyfus Class shares of General Government Securities Money Market Fund (the "General Government Fund"), a money market fund managed by Dreyfus.

CDSC Shares may be exchanged for shares of the same class of another Fund or shares of certain other funds in the Dreyfus Family of Funds, without the imposition of a CDSC.  CDSC Shares also may be exchanged, without the imposition of a CDSC, for shares of a designated money market fund managed by Dreyfus, and the shares received in the exchange are held in a special account of the money market fund (an "Exchange Account").  No CDSC is charged when an investor exchanges CDSC Shares of a Fund for shares of another fund or into an Exchange Account, but any applicable CDSC is imposed when the shares are redeemed from the Exchange Account or another fund account.  In addition, if shares are held in an Exchange Account, the calculation of the applicable CDSC upon redemption does not take into account the time such shares are held in the Exchange Account.

Currently, CDSC Shares may be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "Worldwide Dollar Fund"), a money market fund managed by Dreyfus, and the shares received in the exchange are held in an Exchange Account of the Worldwide Dollar Fund.  As of the Effective Date, no further exchanges into an Exchange Account of the Worldwide Dollar Fund will be permitted.  Holders of shares held in an Exchange Account of the Worldwide Dollar Fund as of the Effective Date will continue to be able to exchange those shares for shares of the relevant class of a Fund or for Dreyfus Class shares of the General Government Fund.  No CDSC will be imposed with respect to any exchanges of such shares.

Investors may obtain a copy of the Prospectus for Dreyfus Class shares of the General Government Fund by calling 1-800-DREYFUS.